Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
TITLE 18, UNITES STATES CODE, SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Dennis R. Knocke, Chief Executive Officer of Nerium Biotechnology, Inc. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 that; The financial statements  for the years –ended December 31,2007, 2008 and 2009 and the interim financial statements for the three months ended June 30, 2010, included in this Form 20-F Registration Statement, fully comply with the requirements of Section 13(a) or 15(d) of the Securties Act of 1934 (15 U.S.C. 78m(a) or 78o(d); and the information contained in this Registration Statement fairly presents, I all material respects, the financial condition and results of operations of the Company.

Date: October 5, 2010

/s/ Dennis R. Knocke
Dennis R. Knocke, Chief Executive Officer